EXHIBIT 99.1

                      PURCHASE AGREEMENT FOR COMMON SHARES

         This Purchase Agreement for Common Shares (this "Agreement"), dated as of January 29, 2004, is by and among Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), the client accounts of Cohen & Steers as set forth on Schedule A (each, a "Purchaser" and collectively, the "Purchasers"), and The Town and Country Trust (the "Seller").

         WHEREAS, the Purchasers desire to purchase from Seller, and Seller desires to issue and sell to the Purchasers, 1,410,000 common shares of beneficial interest of Seller, par value $.01 per share (the "Shares") with the number of shares to be acquired by each Purchaser set forth on Schedule A;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

         1. Purchase and Sale. Subject to the terms and conditions hereof, the Purchasers hereby agree to purchase from Seller, and Seller agrees to issue and sell to the Purchasers, the Shares at a price per share of $24.80 for an aggregate purchase price of $34,968,000 (the "Purchase Price").

         2. Representations and Warranties of Purchasers. Each Purchaser represents and warrants that:

                  (a) Due Authorization. Such Purchaser is duly authorized to purchase the Shares. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes a legal, valid and binding agreement of such Purchaser, or of Cohen & Steers on behalf of such Purchaser, enforceable against such Purchaser in accordance with its terms except as may be limited by
                           (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and discretion of the court before which any proceeding therefore may be brought.

                  (b) Prospectus and Prospectus Supplement. Such Purchaser has received a copy of Seller's Prospectus dated January 12, 2000, and Prospectus Supplement dated January 29, 2004 (collectively, the "Prospectus").

                  (c) Not a Party in Interest; Disqualified Person. With respect to Seller, such Purchaser is not a "party in interest" as such phrase is used in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "disqualified person" as such phrase is used in the Internal Revenue Code of 1986, as amended ("Code").

                  (d) Not a Prohibited Transaction. The purchase of the Shares from Seller will not give rise to a nonexempt "prohibited transaction" under ERISA or the Code.

         3. Representations and Warranties of Seller. Seller represents and warrants that:

                  (a) Due Authorization. This Agreement has been duly authorized, executed and delivered by Seller and constitutes a legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights or remedies of creditors or (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law and the discretion of the court before which any proceeding therefore may be brought.

                  (b) Organization and Authority. Seller has been duly organized and is validly existing in good standing as a real estate investment trust under the laws of Maryland, with full power and authority to own or lease and occupy its properties and conduct its business as described in the Prospectus.

                  (c) Issuance of the Shares. The Shares have been duly and validly authorized and, when issued and delivered pursuant to this Agreement, will be fully paid and nonassessable and will be listed, subject to notice of issuance, on the New York Stock Exchange effective as of the Closing (as defined in Paragraph 6 of this Agreement).

                  (d) Absence of Conflicts. The execution, delivery and performance of this Agreement and the consummation of transactions contemplated herein do not and will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Seller.

         4. Representation and Warranty of Cohen & Steers. Cohen & Steers hereby represents and warrants that (a) it is an investment adviser duly registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, (b) it has been duly authorized to act as investment adviser on behalf of each Purchaser; and (c) it has the power and authority to enter into this Agreement on behalf of each Purchaser.

         5. Conditions to Obligations of the Parties. The obligations of the parties hereto to effect the transactions contemplated by this Agreement shall be subject to the satisfaction or waiver at or prior to the Closing Time of the following conditions:

                  (a) Each of the representations and warranties of the parties hereto shall be true and correct in all respects;

                  (b) At Closing (as defined below), the Purchaser shall have received the favorable opinion of counsel to the Seller and a certificate of the officers of the Seller, dated as of the Closing, in form and substance reasonably satisfactory to the Purchaser.

         6. Closing. The transactions contemplated hereby shall be consummated on February 3, 2004 (such time and date of payment and delivery being herein called the "Closing") on a delivery versus payment basis in accordance with the "DTC ID System" through Jeffries & Company, Inc., or any appropriate affiliate thereof (with each party to pay a commission of $.01 per share to Jeffries & Company, Inc.).

         7. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York.

         8. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only in a writing that is executed by each of the parties hereto.

         9. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

         IN WTINESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                  THE TOWN AND COUNTRY TRUST



                                  By:
                                      -------------------------------------
                                      Name:  Harvey Schulweis
                                      Title:  Chief Executive Officer



                                  COHEN & STEERS CAPITAL
                                  MANAGEMENT, INC.
                                  on behalf of itself and on behalf of
                                  the Purchasers specified on Schedule A


                                  By:
                                      -------------------------------------
                                      Name:
                                      Title:


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                                   SCHEDULE A

Name of Client                                                  Number of Shares
--------------                                                  ----------------

Admiral Insurance Company                                            40,000
Associated Electric Gas Insurance Services                           11,900
Cornell University                                                   17,400
Cohen & Steers Equity Income Fund, Inc.                             450,800
Kawase Hedge QIIO Daiwa Cohen & Steers
  US REIT Income Open                                                11,000
Fairfax County Uniformed Retirement System                            2,300
Jewish Community Federation of Cleveland                              1,800
Land America Title Insurance Corporation                              5,500
North Shore-Long Island Jewish Health System Pension                  3,100
North Shore-Long Island Jewish Health System
  Endowment                                                           1,600
New York Blood Center                                                 1,500
New York Community Trust                                              3,800
New York State Teachers' Retirement System                           34,500
Cohen & Steers Advantage Income Realty Fund, Inc.                   150,000
Cohen & Steers Quality Income Realty Fund, Inc.                      50,000
Cohen & Steers REIT and Utility Income Fund, Inc.                   600,000
Sheet Metal Workers Pension Plan of Northern California               1,100
University of Mass. Foundation Inc.                                   2,200
United Mine Workers of America 1974 Pension Trust                    21,500